Third Quarter 2024
Financial Supplement

Use of non-GAAP Financial Measures

This Financial Supplement contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre-provision net revenue, consolidated and segment core revenue, consolidated and segment core noninterest expense and core noninterest income, consolidated and segment core efficiency ratio (tax-equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Financial Supplement for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of or for the Three Months Ended
	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Sep 2023
Selected Balance Sheet Data
Cash and cash equivalents	$951,750	$800,902	$870,730	$810,932	$848,318
Investment securities, at fair value	1,567,922	1,482,379	1,464,682	1,471,973	1,351,153
Loans held for sale	103,145	106,875	82,704	67,847	103,858
Loans HFI	9,478,129	9,309,553	9,288,909	9,408,783	9,287,225
Allowance for credit losses on loans HFI	(156,260)	(155,055)	(151,667)	(150,326)	(146,134)
Total assets	12,920,222	12,535,169	12,548,320	12,604,403	12,489,631
Interest-bearing deposits (non-brokered)	8,230,867	8,130,704	8,191,962	8,179,430	8,105,713
Brokered deposits	519,200	150,113	130,845	150,475	174,920
Noninterest-bearing deposits	2,226,144	2,187,185	2,182,121	2,218,382	2,358,435
Total deposits	10,976,211	10,468,002	10,504,928	10,548,287	10,639,068
Borrowings	182,107	360,944	360,821	390,964	226,689
Allowance for credit losses on unfunded commitments	(6,042)	(5,984)	(7,700)	(8,770)	(11,600)
Total common shareholders' equity	1,562,329	1,500,502	1,479,526	1,454,794	1,372,901
Selected Statement of Income Data
Total interest income	$185,628	$177,413	$176,128	$174,835	$173,912
Total interest expense	79,611	74,798	76,638	73,747	72,986
Net interest income	106,017	102,615	99,490	101,088	100,926
Total noninterest (loss) income	(16,497)	25,608	7,962	15,339	8,042
Total noninterest expense	76,212	75,093	72,420	80,200	82,997
Earnings before income taxes and provisions for credit losses	13,308	53,130	35,032	36,227	25,971
Provisions for (reversals of) credit losses	1,914	2,224	782	305	2,821
Income tax expense	1,174	10,919	6,300	6,545	3,975
Net income applicable to noncontrolling interest	—	8	—	8	—
Net income applicable to FB Financial Corporation	$10,220	$39,979	$27,950	$29,369	$19,175
Net interest income (tax-equivalent basis)	$106,634	$103,254	$100,199	$101,924	$101,762
Adjusted net income*	$40,132	$39,424	$39,890	$36,152	$33,148
Adjusted pre-tax, pre-provision net revenue*	$53,762	$52,369	$51,180	$45,390	$44,869
Per Common Share
Diluted net income	$0.22	$0.85	$0.59	$0.63	$0.41
Adjusted diluted net income*	0.86	0.84	0.85	0.77	0.71
Book value	33.48	32.17	31.55	31.05	29.31
Tangible book value*	28.15	26.82	26.21	25.69	23.93
Weighted average number of shares outstanding - fully diluted	46,803,330	46,845,143	46,998,873	46,916,939	46,856,422
Period-end number of shares	46,658,019	46,642,958	46,897,378	46,848,934	46,839,159
Selected Ratios
Return on average:
Assets	0.32%	1.30%	0.89%	0.94%	0.61%
Shareholders’ equity	2.67%	10.9%	7.70%	8.41%	5.46%
Tangible common equity*	3.19%	13.1%	9.29%	10.3%	6.67%
Efficiency ratio	85.1%	58.6%	67.4%	68.9%	76.2%
Core efficiency ratio (tax-equivalent basis)*	58.4%	58.3%	58.1%	61.7%	63.1%
Loans HFI to deposit ratio	86.4%	88.9%	88.4%	89.2%	87.3%
Noninterest-bearing deposits to total deposits	20.3%	20.9%	20.8%	21.0%	22.2%
Net interest margin (NIM) (tax-equivalent basis)	3.55%	3.57%	3.42%	3.46%	3.42%
Yield on interest-earning assets	6.20%	6.16%	6.03%	5.96%	5.87%
Cost of interest-bearing liabilities	3.63%	3.56%	3.56%	3.47%	3.41%
Cost of total deposits	2.83%	2.77%	2.76%	2.65%	2.58%
Credit Quality Ratios
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.65%	1.67%	1.63%	1.60%	1.57%
Annualized net charge-offs (recoveries) as a percentage of average loans HFI	0.03%	0.02%	0.02%	(0.04)%	0.02%
Nonperforming loans HFI as a percentage of loans HFI	0.96%	0.79%	0.73%	0.65%	0.59%
Nonperforming assets as a percentage of total assets	0.99%	0.81%	0.75%	0.69%	0.71%
Preliminary Capital Ratios (consolidated)
Total common shareholders’ equity to assets	12.1%	12.0%	11.8%	11.5%	11.0%
Tangible common equity to tangible assets*	10.4%	10.2%	9.99%	9.74%	9.16%
Tier 1 leverage	11.5%	11.7%	11.3%	11.3%	11.0%
Tier 1 risk-based capital	13.0%	13.0%	12.8%	12.5%	12.1%
Total risk-based capital	15.1%	15.1%	15.0%	14.5%	14.1%
Common equity Tier 1	12.7%	12.7%	12.6%	12.2%	11.8%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures”and Non-GAAP reconciliations herein.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)
						Sep 2024	Sep 2024
						vs.	vs.
	Three Months Ended					Jun 2024	Sep 2023
	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$158,625	$155,379	$155,606	$155,737	$153,882	2.09%	3.08%
Interest on investment securities
Taxable	13,943	11,966	9,105	7,808	6,399	16.5%	117.9%
Tax-exempt	1,104	1,168	1,442	1,746	1,795	(5.48)%	(38.5)%
Other	11,956	8,900	9,975	9,544	11,836	34.3%	1.01%
Total interest income	185,628	177,413	176,128	174,835	173,912	4.63%	6.74%
Interest expense:
Deposits	76,088	71,501	72,625	70,873	69,826	6.42%	8.97%
Borrowings	3,523	3,297	4,013	2,874	3,160	6.85%	11.5%
Total interest expense	79,611	74,798	76,638	73,747	72,986	6.43%	9.08%
Net interest income	106,017	102,615	99,490	101,088	100,926	3.32%	5.04%
Provision for credit losses on loans HFI	1,856	3,940	1,852	3,135	6,031	(52.9)%	(69.2)%
Provision for (reversal of) credit losses on unfunded commitments	58	(1,716)	(1,070)	(2,830)	(3,210)	(103.4)%	(101.8)%
Net interest income after provisions for credit losses	104,103	100,391	98,708	100,783	98,105	3.70%	6.11%
Noninterest income:
Mortgage banking income	11,553	11,910	12,585	8,376	11,998	(3.00)%	(3.71)%
Investment services and trust income	3,721	3,387	3,230	3,093	3,072	9.86%	21.1%
Service charges on deposit accounts	3,378	3,167	3,141	2,957	2,959	6.66%	14.2%
ATM and interchange fees	2,840	2,814	2,944	2,618	2,639	0.92%	7.62%
(Loss) gain from securities, net	(40,165)	—	(16,213)	183	(14,197)	NM	182.9%
(Loss) gain on sales or write-downs of other real estate owned and other assets	(289)	(281)	565	(492)	115	2.85%	(351.3)%
Other income	2,465	4,611	1,710	(1,396)	1,456	(46.5)%	69.3%
Total noninterest (loss) income	(16,497)	25,608	7,962	15,339	8,042	(164.4)%	(305.1)%
Total revenue	89,520	128,223	107,452	116,427	108,968	(30.2)%	(17.8)%
Noninterest expenses:
Salaries, commissions and employee benefits	47,538	46,225	44,618	48,142	54,491	2.84%	(12.8)%
Occupancy and equipment expense	6,640	6,328	6,614	9,530	6,428	4.93%	3.30%
Data processing	2,486	2,286	2,408	2,434	2,338	8.75%	6.33%
Legal and professional fees	1,900	1,979	1,919	1,823	1,760	(3.99)%	7.95%
Advertising	1,947	1,859	1,171	2,009	2,124	4.73%	(8.33)%
Amortization of core deposits and other intangibles	719	752	789	840	889	(4.39)%	(19.1)%
Other expense	14,982	15,664	14,901	15,422	14,967	(4.35)%	0.10%
Total noninterest expense	76,212	75,093	72,420	80,200	82,997	1.49%	(8.17)%
Income before income taxes	11,394	50,906	34,250	35,922	23,150	(77.6)%	(50.8)%
Income tax expense	1,174	10,919	6,300	6,545	3,975	(89.2)%	(70.5)%
Net income applicable to FB Financial Corporation and noncontrolling interest	10,220	39,987	27,950	29,377	19,175	(74.4)%	(46.7)%
Net income applicable to noncontrolling interest	—	8	—	8	—	(100.0)%	—%
Net income applicable to FB Financial Corporation	$10,220	$39,979	$27,950	$29,369	$19,175	(74.4)%	(46.7)%
Weighted average common shares outstanding:
Basic	46,650,563	46,762,488	46,874,882	46,845,055	46,818,612	(0.24)%	(0.36)%
Fully diluted	46,803,330	46,845,143	46,998,873	46,916,939	46,856,422	(0.09)%	(0.11)%
Earnings per common share:
Basic	$0.22	$0.85	$0.60	$0.63	$0.41	(74.1)%	(46.3)%
Fully diluted	0.22	0.85	0.59	0.63	0.41	(74.1)%	(46.3)%
Fully diluted - adjusted*	0.86	0.84	0.85	0.77	0.71	2.38%	21.1%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures”and Non-GAAP reconciliations herein.
NM- Not meaningful

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)

			Sep 2024
			vs.
	Nine Months Ended		Sep 2023
	Sep 2024	Sep 2023	Percent variance
Interest income:
Interest and fees on loans	$469,610	$443,458	5.90%
Interest on investment securities
Taxable	35,014	19,449	80.0%
Tax-exempt	3,714	5,407	(31.3)%
Other	30,831	35,261	(12.6)%
Total interest income	539,169	503,575	7.07%
Interest expense:
Deposits	220,214	187,946	17.2%
Borrowings	10,833	9,500	14.0%
Total interest expense	231,047	197,446	17.0%
Net interest income	308,122	306,129	0.65%
Provision for credit losses on loans HFI	7,648	13,603	(43.8)%
Reversal of credit losses on unfunded commitments	(2,728)	(11,369)	(76.0)%
Net interest income after provisions for credit losses	303,202	303,895	(0.23)%
Noninterest income:
Mortgage banking income	36,048	36,316	(0.74)%
Investment services and trust income	10,338	8,227	25.7%
Service charges on deposit accounts	9,686	9,197	5.32%
ATM and interchange fees	8,598	7,664	12.2%
Loss from securities, net	(56,378)	(14,156)	298.3%
(Loss) gain on sales or write-downs of other real estate owned and other assets	(5)	465	(101.1)%
Other income	8,786	7,491	17.3%
Total noninterest income	17,073	55,204	(69.1)%
Total revenue	325,195	361,333	(10.0)%
Noninterest expenses:
Salaries, commissions and employee benefits	138,381	155,299	(10.9)%
Occupancy and equipment expense	19,582	18,618	5.18%
Data processing	7,180	6,796	5.65%
Legal and professional fees	5,798	7,067	(18.0)%
Advertising	4,977	6,258	(20.5)%
Amortization of core deposit and other intangibles	2,260	2,819	(19.8)%
Other expense	45,547	47,872	(4.86)%
Total noninterest expense	223,725	244,729	(8.58)%
Income before income taxes	96,550	114,370	(15.6)%
Income tax expense	18,393	23,507	(21.8)%
Net income applicable to noncontrolling interest and FB Financial Corporation	78,157	90,863	(14.0)%
Net income applicable to noncontrolling interests	8	8	—%
Net income applicable to FB Financial Corporation	$78,149	$90,855	(14.0)%
Weighted average common shares outstanding:
Basic	46,762,213	46,759,703	0.01%
Fully diluted	46,874,037	46,802,543	0.15%
Earnings per common share:
Basic	$1.67	$1.94	(13.9)%
Fully diluted	1.67	1.94	(13.9)%
Fully diluted - adjusted*	2.55	2.24	13.8%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(Dollars in Thousands)

						Annualized
						Sep 2024	Sep 2024
						vs.	vs.
	As of					Jun 2024	Sep 2023
	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Percent variance	Percent variance
ASSETS
Cash and due from banks	$126,470	$192,571	$124,772	$146,542	$188,317	(136.6)%	(32.8)%
Federal funds sold and reverse repurchase agreements	97,299	91,909	100,785	83,324	129,885	23.3%	(25.1)%
Interest-bearing deposits in financial institutions	727,981	516,422	645,173	581,066	530,116	163.0%	37.3%
Cash and cash equivalents	951,750	800,902	870,730	810,932	848,318	74.9%	12.2%
Investments:
Available-for-sale debt securities, at fair value	1,567,922	1,482,379	1,464,682	1,471,973	1,348,219	23.0%	16.3%
Equity securities, at fair value	—	—	—	—	2,934	—%	(100.0)%
Federal Home Loan Bank stock, at cost	32,859	33,030	33,948	34,190	34,809	(2.06)%	(5.60)%
Loans held for sale	103,145	106,875	82,704	67,847	103,858	(13.9)%	(0.69)%
Loans held for investment	9,478,129	9,309,553	9,288,909	9,408,783	9,287,225	7.20%	2.06%
Less: allowance for credit losses on loans HFI	156,260	155,055	151,667	150,326	146,134	3.09%	6.93%
Net loans held for investment	9,321,869	9,154,498	9,137,242	9,258,457	9,141,091	7.27%	1.98%
Premises and equipment, net	152,572	154,731	155,271	155,731	156,081	(5.55)%	(2.25)%
Other real estate owned, net	3,779	4,173	3,613	3,192	1,504	(37.6)%	151.3%
Operating lease right-of-use assets	47,346	49,123	51,421	54,295	56,240	(14.4)%	(15.8)%
Interest receivable	52,228	52,781	53,506	52,715	49,205	(4.17)%	6.14%
Mortgage servicing rights, at fair value	157,097	164,505	165,674	164,249	172,710	(17.9)%	(9.04)%
Goodwill	242,561	242,561	242,561	242,561	242,561	—%	—%
Core deposit and other intangibles, net	6,449	7,168	7,920	8,709	9,549	(39.9)%	(32.5)%
Bank-owned life insurance	72,167	71,930	76,574	76,143	75,739	1.31%	(4.72)%
Other assets	208,478	210,513	202,474	203,409	246,813	(3.85)%	(15.5)%
Total assets	$12,920,222	$12,535,169	$12,548,320	$12,604,403	$12,489,631	12.2%	3.45%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,226,144	$2,187,185	$2,182,121	$2,218,382	$2,358,435	7.09%	(5.61)%
Interest-bearing checking	2,754,253	2,628,554	2,421,487	2,504,421	2,554,641	19.0%	7.81%
Money market and savings	4,098,496	4,157,968	4,298,938	4,204,851	4,119,357	(5.69)%	(0.51)%
Customer time deposits	1,378,118	1,343,934	1,471,190	1,469,811	1,431,119	10.1%	(3.70)%
Brokered and internet time deposits	519,200	150,361	131,192	150,822	175,516	975.9%	195.8%
Total deposits	10,976,211	10,468,002	10,504,928	10,548,287	10,639,068	19.3%	3.17%
Borrowings	182,107	360,944	360,821	390,964	226,689	(197.1)%	(19.7)%
Operating lease liabilities	59,584	61,932	64,562	67,643	67,542	(15.1)%	(11.8)%
Accrued expenses and other liabilities	139,898	143,696	138,390	142,622	183,338	(10.5)%	(23.7)%
Total liabilities	11,357,800	11,034,574	11,068,701	11,149,516	11,116,637	11.7%	2.17%
Shareholders’ equity:
Common stock, $1 par value	46,658	46,643	46,897	46,849	46,839	0.13%	(0.39)%
Additional paid-in capital	858,106	855,391	866,803	864,258	862,340	1.26%	(0.49)%
Retained earnings	732,435	730,242	698,310	678,412	656,120	1.19%	11.6%
Accumulated other comprehensive loss, net	(74,870)	(131,774)	(132,484)	(134,725)	(192,398)	(171.8)%	(61.1)%
Total common shareholders’ equity	1,562,329	1,500,502	1,479,526	1,454,794	1,372,901	16.4%	13.8%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,562,422	1,500,595	1,479,619	1,454,887	1,372,994	16.4%	13.8%
Total liabilities and shareholders’ equity	$12,920,222	$12,535,169	$12,548,320	$12,604,403	$12,489,631	12.2%	3.45%

FB Financial Corporation	7

Average Balance and Interest Yield/Rate Analysis
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	September 30, 2024			June 30, 2024
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,362,937	$157,751	6.70%	$9,263,822	$154,226	6.70%
Mortgage loans held for sale	66,828	1,102	6.56%	80,919	1,380	6.86%
Investment securities:
Taxable	1,487,200	13,943	3.73%	1,464,045	11,966	3.29%
Tax-exempt(b)	181,465	1,493	3.27%	193,347	1,580	3.29%
Total investment securities(b)	1,668,665	15,436	3.68%	1,657,392	13,546	3.29%
Federal funds sold and reverse repurchase agreements	118,715	1,687	5.65%	108,097	1,497	5.57%
Interest-bearing deposits with other financial institutions	701,666	9,519	5.40%	488,123	6,641	5.47%
FHLB stock	32,919	750	9.06%	33,495	762	9.15%
Total interest-earning assets(b)	11,951,730	186,245	6.20%	11,631,848	178,052	6.16%
Noninterest-earning assets:
Cash and due from banks	131,308			124,729
Allowance for credit losses on loans HFI	(155,665)			(151,724)
Other assets(c)(d)	814,577			766,591
Total noninterest-earning assets	790,220			739,596
Total assets	$12,741,950			$12,371,444
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,624,046	$20,998	3.18%	$2,500,325	$19,074	3.07%
Money market	3,802,818	37,574	3.93%	3,779,139	36,887	3.93%
Savings deposits	357,165	65	0.07%	369,779	64	0.07%
Customer time deposits	1,349,986	13,479	3.97%	1,387,956	13,812	4.00%
Brokered and internet time deposits	322,667	3,972	4.90%	123,003	1,664	5.44%
Time deposits	1,672,653	17,451	4.15%	1,510,959	15,476	4.12%
Total interest-bearing deposits	8,456,682	76,088	3.58%	8,160,202	71,501	3.52%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	21,734	79	1.45%	24,680	122	1.99%
Subordinated debt	130,561	1,900	5.79%	130,464	1,615	4.98%
Other borrowings	125,616	1,544	4.89%	131,293	1,560	4.78%
Total other interest-bearing liabilities	277,911	3,523	5.04%	286,437	3,297	4.63%
Total interest-bearing liabilities	8,734,593	79,611	3.63%	8,446,639	74,798	3.56%
Noninterest-bearing liabilities:
Demand deposits	2,241,512			2,222,005
Other liabilities(d)	242,155			229,426
Total noninterest-bearing liabilities	2,483,667			2,451,431
Total liabilities	11,218,260			10,898,070
Total common shareholders’ equity	1,523,597			1,473,281
Noncontrolling interest	93			93
Total equity	1,523,690			1,473,374
Total liabilities and shareholders’ equity	$12,741,950			$12,371,444
Net interest income(b)		$106,634			$103,254
Interest rate spread(b)			2.57%			2.60%
Net interest margin(b)(e)			3.55%			3.57%
Cost of total deposits			2.83%			2.77%
Average interest-earning assets to average interest-bearing liabilities			136.8%			137.7%
Tax-equivalent adjustment		$617			$639
Loans HFI yield components:
Contractual interest rate(b)		$155,884	6.62%		$152,037	6.60%
Origination and other loan fee income		1,779	0.08%		1,291	0.06%
Amortization (accretion) on purchased loans		(10)	—%		161	0.01%
Nonaccrual interest		98	—%		737	0.03%
Total loans HFI yield		$157,751	6.70%		$154,226	6.70%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $153,838 and $198,073 for the three months ended September 30, 2024 and June 30, 2024, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $25,451 and 20,750 for the three months ended September 30, 2024 and June 30, 2024, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	8

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	March 31, 2024			December 31, 2023			September 30, 2023
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,386,794	$154,956	6.64%	$9,330,176	$155,081	6.59%	$9,280,530	$153,038	6.54%
Mortgage loans held for sale	48,566	851	7.05%	47,293	877	7.36%	60,291	1,047	6.89%
Commercial loans held for sale	—	—	—%	7,281	—	—%	9,259	—	—%
Investment securities:
Taxable	1,399,237	9,105	2.62%	1,361,987	7,808	2.27%	1,344,052	6,399	1.89%
Tax-exempt(b)	241,379	1,950	3.25%	283,395	2,361	3.31%	291,863	2,428	3.30%
Total investment securities(b)	1,640,616	11,055	2.71%	1,645,382	10,169	2.45%	1,635,915	8,827	2.14%
Federal funds sold and reverse repurchase agreements	155,380	2,126	5.50%	107,276	1,518	5.61%	95,326	1,375	5.72%
Interest-bearing deposits with other financial institutions	530,390	7,066	5.36%	525,763	7,195	5.43%	696,600	9,620	5.48%
FHLB stock	34,051	783	9.25%	34,556	831	9.54%	36,624	841	9.11%
Total interest-earning assets(b)	11,795,797	176,837	6.03%	11,697,727	175,671	5.96%	11,814,545	174,748	5.87%
Noninterest-earning assets:
Cash and due from banks	167,732			127,715			128,780
Allowance for credit losses on loans HFI	(150,605)			(147,035)			(140,033)
Other assets(c)(d)	777,155			756,168			753,866
Total noninterest-earning assets	794,282			736,848			742,613
Total assets	$12,590,079			$12,434,575			$12,557,158
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,539,084	$19,016	3.01%	$2,500,139	$18,444	2.93%	$2,668,970	$20,506	3.05%
Money market	3,849,080	37,570	3.93%	3,761,500	36,740	3.88%	3,661,262	34,902	3.78%
Savings deposits	377,963	62	0.07%	388,296	67	0.07%	410,403	65	0.06%
Customer time deposits	1,457,377	14,124	3.90%	1,447,094	13,463	3.69%	1,400,290	11,909	3.37%
Brokered and internet time deposits	140,292	1,853	5.31%	162,317	2,159	5.28%	182,652	2,444	5.31%
Time deposits	1,597,669	15,977	4.02%	1,609,411	15,622	3.85%	1,582,942	14,353	3.60%
Total interest-bearing deposits	8,363,796	72,625	3.49%	8,259,346	70,873	3.40%	8,323,577	69,826	3.33%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	24,219	149	2.47%	31,673	177	2.22%	30,520	349	4.54%
Federal Home Loan Bank advances	—	—	—%	—	—	—%	13,859	204	5.84%
Subordinated debt	129,718	2,286	7.09%	128,621	2,604	8.03%	127,605	2,600	8.08%
Other borrowings	131,318	1,578	4.83%	8,407	93	4.39%	1,365	7	2.03%
Total other interest-bearing liabilities	285,255	4,013	5.66%	168,701	2,874	6.76%	173,349	3,160	7.23%
Total interest-bearing liabilities	8,649,051	76,638	3.56%	8,428,047	73,747	3.47%	8,496,926	72,986	3.41%
Noninterest-bearing liabilities:
Demand deposits	2,227,175			2,341,627			2,410,280
Other liabilities(d)	253,024			279,435			256,606
Total noninterest-bearing liabilities	2,480,199			2,621,062			2,666,886
Total liabilities	11,129,250			11,049,109			11,163,812
Total common shareholders’ equity	1,460,736			1,385,373			1,393,253
Noncontrolling interest	93			93			93
Total equity	1,460,829			1,385,466			1,393,346
Total liabilities and shareholders’ equity	$12,590,079			$12,434,575			$12,557,158
Net interest income(b)		$100,199			$101,924			$101,762
Interest rate spread(b)			2.47%			2.49%			2.46%
Net interest margin(b)(e)			3.42%			3.46%			3.42%
Cost of total deposits			2.76%			2.65%			2.58%
Average interest-earning assets to average interest-bearing liabilities			136.4%			138.8%			139.0%
Tax-equivalent adjustment		$709			$836			$836
Loans HFI yield components:
Contractual interest rate(b)		$152,875	6.55%		$151,193	6.43%		$147,806	6.32%
Origination and other loan fee income		1,436	0.06%		3,322	0.14%		4,345	0.19%
Accretion on purchased loans		387	0.02%		77	—%		312	0.01%
Nonaccrual interest		258	0.01%		489	0.02%		575	0.02%
Total loans HFI yield		$154,956	6.64%		$155,081	6.59%		$153,038	6.54%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $194,091, $258,265 and $232,613 for the three months ended March 31, 2024, December 31, 2023 and
September 30, 2023, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $20,750, $21,072 and      $19,080 for the three months ended March 31, 2024, December 31, 2023 and September 30, 2023, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	9

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Nine Months Ended
	September 30, 2024			September 30, 2023
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,337,942	$466,933	6.68%	$9,337,932	$440,920	6.31%
Mortgage loans held for sale	65,443	3,333	6.80%	59,982	2,979	6.64%
Commercial loans held for sale		—	—%	11,721	162	1.85%
Investment securities:
Taxable	1,450,295	35,014	3.22%	1,373,461	19,449	1.89%
Tax-exempt(b)	205,310	5,023	3.27%	293,408	7,313	3.33%
Total investment securities(b)	1,655,605	40,037	3.23%	1,666,869	26,762	2.15%
Federal funds sold and reverse repurchase agreements	127,365	5,310	5.57%	114,706	4,280	4.99%
Interest-bearing deposits with other financial institutions	573,861	23,226	5.41%	760,895	28,457	5.00%
FHLB stock	33,486	2,295	9.15%	41,912	2,524	8.05%
Total interest-earning assets(b)	11,793,702	541,134	6.13%	11,994,017	506,084	5.64%
Noninterest-earning assets:
Cash and due from banks	141,220			133,881
Allowance for credit losses on loans HFI	(152,675)			(137,958)
Other assets(c)(d)	786,211			757,606
Total noninterest-earning assets	774,756			753,529
Total assets	$12,568,458			$12,747,546
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,554,739	$59,088	3.09%	$2,985,265	$63,317	2.84%
Money market	3,810,318	112,031	3.93%	3,517,106	89,465	3.40%
Savings deposits	368,262	191	0.07%	433,811	192	0.06%
Customer time deposits	1,398,263	41,415	3.96%	1,432,680	31,788	2.97%
Brokered and internet time deposits	195,785	7,489	5.11%	80,902	3,184	5.26%
Time deposits	1,594,048	48,904	4.10%	1,513,582	34,972	3.09%
Total interest-bearing deposits	8,327,367	220,214	3.53%	8,449,764	187,946	2.97%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	23,537	350	1.99%	29,249	492	2.25%
Federal Home Loan Bank advances	—	—	—%	38,736	1,487	5.13%
Subordinated debt	130,249	5,801	5.95%	126,970	7,498	7.90%
Other borrowings	129,396	4,682	4.83%	1,478	23	2.08%
Total other interest-bearing liabilities	283,182	10,833	5.11%	196,433	9,500	6.47%
Total interest-bearing liabilities	8,610,549	231,047	3.58%	8,646,197	197,446	3.05%
Noninterest-bearing liabilities:
Demand deposits	2,230,271			2,475,850
Other liabilities(d)	241,535			254,128
Total noninterest-bearing liabilities	2,471,806			2,729,978
Total liabilities	11,082,355			11,376,175
Total common shareholders’ equity	1,486,010			1,371,278
Noncontrolling interest	93			93
Total equity	1,486,103			1,371,371
Total liabilities and shareholders’ equity	$12,568,458			$12,747,546
Net interest income(b)		$310,087			$308,638
Interest rate spread(b)			2.55%			2.59%
Net interest margin(b)(e)			3.51%			3.44%
Cost of total deposits			2.79%			2.30%
Average interest-earning assets to average interest-bearing liabilities			137.0%			138.7%
Tax equivalent adjustment		$1,965			$2,509
Loans HFI yield components:
Contractual interest rate(b)		$460,796	6.59%		$428,000	6.13%
Origination and other loan fee income		4,506	0.06%		11,353	0.16%
Accretion on purchased loans		538	0.01%		617	0.01%
Nonaccrual interest		1,093	0.02%		950	0.01%
Total loans HFI yield		$466,933	6.68%		$440,920	6.31%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $181,898 and $222,526 for the nine months ended September 30, 2024 and 2023, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $22,328 and $21,109 for the      nine months ended September 30, 2024 and 2023, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	10

Investments and Other Sources of Liquidity
(Unaudited)
(Dollars in Thousands)

	As of
	Sep 2024		Jun 2024		Mar 2024		Dec 2023		Sep 2023
Investment securities, at fair value
Available-for-sale debt securities:
U.S. government agency securities	$516,833	33%	$428,608	29%	$415,927	28%	$203,956	14%	$105,801	8%
Mortgage-backed securities - residential	879,589	56%	864,272	59%	826,214	57%	896,971	62%	871,074	65%
Mortgage-backed securities - commercial	16,289	1%	16,103	1%	16,615	1%	16,961	1%	16,677	1%
Municipal securities	154,229	10%	169,977	11%	171,672	12%	242,263	16%	244,611	18%
Treasury securities	—	—%	—	—%	30,857	2%	108,496	7%	106,798	8%
Corporate securities	982	—%	3,419	—%	3,397	—%	3,326	—%	3,258	—%
Total available-for-sale debt securities	1,567,922	100%	1,482,379	100%	1,464,682	100%	1,471,973	100%	1,348,219	100%
Equity securities, at fair value	—	—%	—	—%	—	—%	—	—%	2,934	—%
Total investment securities, at fair value	$1,567,922	100%	$1,482,379	100%	$1,464,682	100%	$1,471,973	100%	$1,351,153	100%
Investment securities to total assets	12.1%		11.8%		11.7%		11.7%		10.8%
Unrealized loss on available-for-sale debt securities	(105,157)		(182,208)		(183,598)		(186,806)		(265,048)

Sources of liquidity
Current on-balance sheet:
Cash and cash equivalents	$951,750	65%	$800,902	57%	$870,730	63%	$810,932	60%	$848,318	63%
Unpledged available-for-sale debt securities	510,538	35%	612,756	43%	514,724	37%	542,427	40%	494,582	37%
Equity securities, at fair value	—	—%	—	—%	—	—%	—	—%	2,934	—%
Total on-balance sheet liquidity	$1,462,288	100%	$1,413,658	100%	$1,385,454	100%	$1,353,359	100%	$1,345,834	100%

Available sources of liquidity:
Unsecured borrowing capacity(a)	$3,199,575	48%	$3,361,580	49%	$3,392,255	48%	$3,350,026	48%	$3,371,911	50%
FHLB remaining borrowing capacity	1,355,884	20%	1,294,743	19%	1,237,843	18%	1,297,702	18%	1,005,295	15%
Federal Reserve discount window	2,133,951	32%	2,230,338	32%	2,382,574	34%	2,431,084	34%	2,398,285	35%
Total available sources of liquidity	$6,689,410	100%	$6,886,661	100%	$7,012,672	100%	$7,078,812	100%	$6,775,491	100%

On-balance sheet liquidity as a percentage of total assets	11.3%		11.3%		11.0%		10.7%		10.8%
On-balance sheet liquidity as a percentage of total tangible assets*	11.5%		11.5%		11.3%		11.0%		11.0%
On-balance sheet liquidity and available sources of liquidity as a percentage of estimated uninsured and uncollateralized deposits(b)	245.4%		259.2%		268.1%		269.0%		264.7%
(a) Includes capacity available per internal policy in the form of brokered deposits and unsecured lines of credit.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

FB Financial Corporation	11

Loan Portfolio
(Unaudited)
(Dollars in Thousands)

	As of
	Sep 2024	% of Total	Jun 2024	% of Total	Mar 2024	% of Total	Dec 2023	% of Total	Sep 2023	% of Total
Loan portfolio
Commercial and industrial	$1,688,815	18%	$1,614,307	17%	$1,621,611	17%	$1,720,733	18%	$1,667,857	18%
Construction	1,079,726	11%	1,200,123	13%	1,268,883	14%	1,397,313	15%	1,532,306	16%
Residential real estate:
1-to-4 family mortgage	1,612,031	17%	1,584,029	17%	1,577,824	17%	1,568,552	17%	1,553,096	17%
Residential line of credit	591,049	6%	559,359	6%	549,306	6%	530,912	6%	517,082	6%
Multi-family mortgage	654,188	7%	597,039	6%	615,081	7%	603,804	6%	501,323	5%
Commercial real estate:
Owner-occupied	1,324,208	14%	1,274,705	14%	1,236,007	13%	1,232,071	13%	1,206,351	13%
Non-owner occupied	2,048,036	22%	2,035,102	22%	1,991,526	21%	1,943,525	21%	1,911,913	21%
Consumer and other	480,076	5%	444,889	5%	428,671	5%	411,873	4%	397,297	4%
Total loans HFI	$9,478,129	100%	$9,309,553	100%	$9,288,909	100%	$9,408,783	100%	$9,287,225	100%
Percentage of loans HFI portfolio with floating interest rates		49.2%		49.8%		49.0%		48.5%		47.6%
Percentage of loans HFI portfolio with floating interest rates that mature after one year		43.6%		43.4%		42.4%		41.3%		40.6%

Loans by market
Metropolitan	$7,795,075	82%	$7,668,893	82%	$7,668,330	83%	$7,830,739	83%	$7,691,944	83%
Community	565,194	6%	567,465	6%	599,557	6%	629,152	7%	649,269	7%
Specialty lending and other	1,117,860	12%	1,073,195	12%	1,021,022	11%	948,892	10%	946,012	10%
Total	$9,478,129	100%	$9,309,553	100%	$9,288,909	100%	$9,408,783	100%	$9,287,225	100%

Unfunded loan commitments
Commercial and industrial	$1,314,683	48%	$1,286,013	47%	$1,255,409	46%	$1,262,234	44%	$1,309,390	41%
Construction	510,157	19%	516,813	19%	590,575	21%	725,864	25%	922,219	30%
Residential real estate:
1-to-4 family mortgage	3,665	—%	5,597	—%	1,485	—%	973	—%	946	—%
Residential line of credit	735,928	27%	721,949	27%	702,939	25%	700,126	24%	685,597	22%
Multi-family mortgage	11,771	—%	12,526	—%	25,047	1%	23,583	1%	21,951	1%
Commercial real estate:
Owner-occupied	67,875	3%	77,498	3%	77,400	3%	73,432	2%	52,975	2%
Non-owner occupied	51,960	2%	73,178	3%	82,370	3%	82,966	3%	93,910	3%
Consumer and other	17,321	1%	29,103	1%	25,058	1%	25,509	1%	24,886	1%
Total unfunded loans HFI	$2,713,360	100%	$2,722,677	100%	$2,760,283	100%	$2,894,687	100%	$3,111,874	100%

FB Financial Corporation	12

Asset Quality
(Unaudited)
(Dollars in Thousands)
	As of or for the Three Months Ended
	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Sep 2023
Allowance for credit losses on loans HFI roll forward summary
Allowance for credit losses on loans HFI at the beginning of the period	$155,055	$151,667	$150,326	$146,134	$140,664
Charge-offs	(915)	(913)	(927)	(1,048)	(796)
Recoveries	264	361	416	2,105	235
Provision for credit losses on loans HFI	1,856	3,940	1,852	3,135	6,031
Allowance for credit losses on loans HFI at the end of the period	$156,260	$155,055	$151,667	$150,326	$146,134
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.65%	1.67%	1.63%	1.60%	1.57%
Allowance for credit losses on unfunded commitments	$6,042	$5,984	$7,700	$8,770	$11,600
Charge-offs
Commercial and industrial	$(90)	$(26)	$(43)	$(251)	$(154)
Construction	—	—	(92)	—	—
Residential real estate:
1-to-4 family mortgage	(2)	(293)	—	(10)	(4)
Residential line of credit	(53)	—	(20)	—	—
Commercial real estate:
Consumer and other	(770)	(594)	(772)	(787)	(638)
Total charge-offs	(915)	(913)	(927)	(1,048)	(796)
Recoveries
Commercial and industrial	23	20	14	81	112
Residential real estate:
1-to-4 family mortgage	9	10	56	44	16
Residential line of credit	18	—	—	—	1
Commercial real estate:
Owner occupied	12	188	40	14	13
Non-owner occupied	—	—	—	1,833	—
Consumer and other	202	143	306	133	93
Total recoveries	264	361	416	2,105	235
Net (charge-offs) recoveries	$(651)	$(552)	$(511)	$1,057	$(561)
Annualized net charge-offs (recoveries) as a percentage of average loans HFI	0.03%	0.02%	0.02%	(0.04)%	0.02%
Nonperforming assets
Loans past due 90 days or more and accruing interest	$26,250	$17,058	$12,858	$12,693	$11,649
Nonaccrual loans	64,585	56,165	54,892	48,230	42,878
Total nonperforming loans HFI	90,835	73,223	67,750	60,923	54,527
Commercial loans held for sale	—	—	—	—	9,260
Mortgage loans held for sale(a)	30,537	22,354	20,876	21,229	22,074
Other real estate owned	3,779	4,173	3,613	3,192	1,504
Other repossessed assets	2,182	1,720	1,834	1,139	1,300
Total nonperforming assets	$127,333	$101,470	$94,073	$86,483	$88,665
Total nonperforming loans HFI as a percentage of loans HFI	0.96%	0.79%	0.73%	0.65%	0.59%
Total nonperforming assets as a percentage of total assets	0.99%	0.81%	0.75%	0.69%	0.71%
Total nonaccrual loans as a percentage of loans HFI	0.68%	0.60%	0.59%	0.51%	0.46%
(a) Represents optional right to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days.

FB Financial Corporation	13

Selected Deposit Data
(Unaudited)
(Dollars in Thousands)

	As of
	Sep 2024		Jun 2024		Mar 2024		Dec 2023		Sep 2023
Deposits by market
Metropolitan	$7,794,790	71%	$7,440,577	71%	$7,506,630	72%	$7,536,301	72%	$7,481,006	70%
Community	2,459,641	22%	2,499,574	24%	2,500,182	24%	2,522,536	24%	2,571,667	24%
Brokered/wholesale	519,200	5%	150,113	1%	130,845	1%	150,475	1%	174,920	2%
Escrow and other(a)	202,580	2%	377,738	4%	367,271	3%	338,975	3%	411,475	4%
Total	$10,976,211	100%	$10,468,002	100%	$10,504,928	100%	$10,548,287	100%	$10,639,068	100%

Deposits by customer segment
Consumer	$4,676,492	43%	$4,675,189	45%	$4,866,099	46%	$4,880,890	46%	$4,893,792	46%
Commercial	4,886,660	45%	4,270,924	41%	4,085,282	39%	4,069,724	39%	4,126,424	39%
Public	1,413,059	12%	1,521,889	14%	1,553,547	15%	1,597,673	15%	1,618,852	15%
Total	$10,976,211	100%	$10,468,002	100%	$10,504,928	100%	$10,548,287	100%	$10,639,068	100%

Estimated insured or collateralized deposits	$7,654,786		$7,265,975		$7,372,728		$7,414,224		$7,570,639

Estimated uninsured and uncollateralized deposits(b)	$3,321,425		$3,202,027		$3,132,200		$3,134,063		$3,068,429

Estimated uninsured and uncollateralized deposits as a % of total deposits(b)	30.3%		30.6%		29.8%		29.7%		28.8%
(a) Includes deposits related to escrow balances from mortgage and specialty lending servicing portfolios and treasury/other deposits.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(Dollars in Thousands)

Computation of Tangible Common Equity to Tangible Assets:	September 30, 2024	December 31, 2023

Total Common Shareholders' Equity	$1,562,329	$1,454,794
Less:
Goodwill	242,561	242,561
Other intangibles	6,449	8,709
Tangible Common Equity	$1,313,319	$1,203,524

Total Assets	$12,920,222	$12,604,403
Less:
Goodwill	242,561	242,561
Other intangibles	6,449	8,709
Tangible Assets	$12,671,212	$12,353,133

Preliminary Total Risk-Weighted Assets	$11,149,537	$11,257,406

Total Common Equity to Total Assets	12.1%	11.5%
Tangible Common Equity to Tangible Assets*	10.4%	9.74%

	September 30, 2024	December 31, 2023
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$1,417,410	$1,375,890
Tier 1 Capital	1,447,410	1,405,890
Total Capital	1,686,651	1,635,848

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	12.7%	12.2%
Tier 1 Risk-Based	13.0%	12.5%
Total Risk-Based	15.1%	14.5%
Tier 1 Leverage	11.5%	11.3%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

FB Financial Corporation	15

Segment Data
(Unaudited)
(Dollars in Thousands)

	As of or for the Three Months Ended
	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Sep 2023
Banking segment
Net interest income	$104,335	$101,193	$98,462	$99,811	$99,359
Provisions for credit losses	1,861	2,432	838	283	3,253
Noninterest (loss) income	(28,370)	13,477	(4,794)	6,889	(4,031)
Other noninterest expense	63,285	62,329	60,344	68,463	68,712
Pre-tax net contribution after allocations	$10,819	$49,909	$32,486	$37,954	$23,363
Total assets	$12,337,135	$11,947,550	$11,979,904	$12,050,245	$11,904,608
Efficiency ratio	83.3%	54.4%	64.4%	64.2%	72.1%
Core efficiency ratio*	54.1%	53.9%	54.4%	56.5%	58.0%
Mortgage segment
Net interest income	$1,682	$1,422	$1,028	$1,277	$1,567
Provisions for (reversals of) loan losses	53	(208)	(56)	22	(432)
Mortgage banking income	11,553	11,910	12,585	8,376	11,998
Other noninterest income	320	221	171	74	75
Other noninterest expense	12,927	12,764	12,076	11,737	14,285
Pre-tax net contribution (loss) after allocations	$575	$997	$1,764	$(2,032)	$(213)
Total assets	$583,087	$587,619	$568,416	$554,158	$585,023
Efficiency ratio	95.4%	94.2%	87.6%	120.7%	104.7%
Core efficiency ratio*	95.4%	95.0%	88.0%	120.3%	104.7%
Interest rate lock commitments volume	$381,240	$385,197	$377,166	$245,776	$373,068
Interest rate lock commitments pipeline (period end)	$105,714	$108,694	$130,315	$69,217	$112,810
Mortgage loan sales	$327,269	$315,044	$243,461	$257,170	$325,322
Gains and fees from origination and sale of mortgage loans held for sale	$9,279	$8,934	$6,458	$7,389	$8,941
Net change in fair value of loans held for sale, derivatives, and other	(480)	(4)	1,821	(1,686)	(582)
Mortgage servicing income	7,244	7,316	7,347	7,546	7,363
Change in fair value of mortgage servicing rights, net of hedging	(4,490)	(4,336)	(3,041)	(4,873)	(3,724)
Total mortgage banking income	$11,553	$11,910	$12,585	$8,376	$11,998
Mortgage sale margin(a)	2.84%	2.84%	2.65%	2.87%	2.75%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	16

Non-GAAP Reconciliations
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended					Nine Months Ended
Adjusted net income	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Sep 2024	Sep 2023
Income before income taxes	$11,394	$50,906	$34,250	$35,922	$23,150	$96,550	$114,370
Less (loss) gain from securities, net	(40,165)	—	(16,213)	183	(14,197)	(56,378)	(14,156)
Less (loss) gain on sales or write- downs of other real estate owned and other assets	(289)	(281)	565	(492)	115	(5)	465
Less cash life insurance benefit	—	2,057	—	—	—	2,057	—
Less (loss) gain from changes in fair value of commercial loans held for sale	—	—	—	(3,009)	(7)	—	895
Plus early retirement, severance and other costs	—	1,015	—	2,214	4,809	1,015	6,235
Plus loss (gain) on lease terminations	—	—	—	1,843	—	—	(73)
Plus FDIC special assessment	—	—	500	1,788	—	500	—
Adjusted pre-tax net income	51,848	50,145	50,398	45,085	42,048	152,391	133,328
Income tax expense, adjusted for items above	11,716	10,721	10,508	8,933	8,900	32,945	28,447
Adjusted net income	$40,132	$39,424	$39,890	$36,152	$33,148	$119,446	$104,881
Weighted average common share outstanding - fully diluted	46,803,330	46,845,143	46,998,873	46,916,939	46,856,422	46,874,037	46,802,543
Adjusted diluted earnings per common share
Diluted earnings per common share	$0.22	$0.85	$0.59	$0.63	$0.41	$1.67	$1.94
Adjusted diluted earnings per common share	$0.86	$0.84	$0.85	$0.77	$0.71	$2.55	$2.24

FB Financial Corporation	17

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended					Nine Months Ended
Adjusted pre-tax pre-provision net revenue	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Sep 2024	Sep 2023
Income before income taxes	$11,394	$50,906	$34,250	$35,922	$23,150	$96,550	$114,370
Plus provisions for credit losses	1,914	2,224	782	305	2,821	4,920	2,234
Pre-tax pre-provision net revenue	13,308	53,130	35,032	36,227	25,971	101,470	116,604
Less (loss) gain from securities, net	(40,165)	—	(16,213)	183	(14,197)	(56,378)	(14,156)
Less (loss) gain on sales or write- downs of other real estate owned and other assets	(289)	(281)	565	(492)	115	(5)	465
Less cash life insurance benefit	—	2,057	—	—	—	2,057	—
Less (loss) gain from changes in fair value of commercial loans held for sale	—	—	—	(3,009)	(7)	—	895
Plus early retirement, severance and other costs	—	1,015	—	2,214	4,809	1,015	6,235
Plus loss (gain) on lease terminations	—	—	—	1,843	—	—	(73)
Plus FDIC special assessment	—	—	500	1,788	—	500	—
Adjusted pre-tax pre-provision net revenue	$53,762	$52,369	$51,180	$45,390	$44,869	$157,311	$135,562

	Three Months Ended					Nine Months Ended
Adjusted tangible net income	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Sep 2024	Sep 2023
Income before income taxes	$11,394	$50,906	$34,250	$35,922	$23,150	$96,550	$114,370
Plus amortization of core deposit and other intangibles	719	752	789	840	889	2,260	2,819
Less (loss) gain from securities, net	(40,165)	—	(16,213)	183	(14,197)	(56,378)	(14,156)
Less (loss) gain on sales or write- downs of other real estate owned and other assets	(289)	(281)	565	(492)	115	(5)	465
Less cash life insurance benefit	—	2,057	—	—	—	2,057	—
Less (loss) gain from changes in fair value of commercial loans held for sale	—	—	—	(3,009)	(7)	—	895
Plus early retirement, severance and other costs	—	1,015	—	2,214	4,809	1,015	6,235
Plus loss (gain) on lease terminations	—	—	—	1,843	—	—	(73)
Plus FDIC special assessment	—	—	500	1,788	—	500	—
Less income tax expense, adjusted for items above	11,904	10,917	10,714	9,152	9,131	33,534	29,182
Adjusted tangible net income	$40,663	$39,980	$40,473	$36,773	$33,806	$121,117	$106,965

FB Financial Corporation	18

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Nine Months Ended
Core efficiency ratio (tax-equivalent basis)	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Sep 2024	Sep 2023
Total noninterest expense	$76,212	$75,093	$72,420	$80,200	$82,997	$223,725	$244,729
Less early retirement, severance and other costs	—	1,015	—	2,214	4,809	1,015	6,235
Less loss (gain) on lease terminations	—	—	—	1,843	—	—	(73)
Less FDIC special assessment	—	—	500	1,788	—	500	—
Core noninterest expense	$76,212	$74,078	$71,920	$74,355	$78,188	$222,210	$238,567
Net interest income	$106,017	$102,615	$99,490	$101,088	$100,926	$308,122	$306,129
Net interest income (tax-equivalent basis)	$106,634	$103,254	$100,199	$101,924	$101,762	$310,087	$308,638
Total noninterest (loss) income	(16,497)	25,608	7,962	15,339	8,042	17,073	55,204
Less (loss) gain from securities, net	(40,165)	—	(16,213)	183	(14,197)	(56,378)	(14,156)
Less (loss) gain on sales or write- downs of other real estate owned and other assets	(289)	(281)	565	(492)	115	(5)	465
Less cash life insurance benefit	—	2,057	—	—	—	2,057	—
Less (loss) gain from changes in fair value of commercial loans held for sale	—	—	—	(3,009)	(7)	—	895
Core noninterest income	23,957	23,832	23,610	18,657	22,131	71,399	68,000
Total revenue	$89,520	$128,223	$107,452	$116,427	$108,968	$325,195	$361,333
Core revenue (tax-equivalent basis)	$130,591	$127,086	$123,809	$120,581	$123,893	$381,486	$376,638
Efficiency ratio	85.1%	58.6%	67.4%	68.9%	76.2%	68.8%	67.7%
Core efficiency ratio (tax-equivalent basis)	58.4%	58.3%	58.1%	61.7%	63.1%	58.2%	63.3%

FB Financial Corporation	19

Non-GAAP Reconciliations (continued)
For the Periods Ended
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Nine Months Ended
Banking segment core efficiency ratio (tax-equivalent)	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Sep 2024	Sep 2023
Banking segment noninterest expense	$63,285	$62,329	$60,344	$68,463	$68,712	$185,958	$206,977
Less early retirement, severance and other costs	—	1,015	—	2,214	4,809	1,015	5,810
Less loss on lease terminations	—	—	—	1,843	—	—	—
Less FDIC special assessment	—	—	500	1,788	—	500	—
Banking segment core noninterest expense	$63,285	$61,314	$59,844	$62,618	$63,903	$184,443	$201,167
Banking segment net interest income	104,335	101,193	98,462	99,811	99,359	303,990	306,129
Banking segment net interest income (tax-equivalent basis)	104,952	101,832	99,171	100,647	100,195	305,955	308,638
Banking segment noninterest (loss) income	(28,370)	13,477	(4,794)	6,889	(4,031)	(19,687)	18,942
Less (loss) gain from securities, net	(40,165)	—	(16,213)	183	(14,197)	(56,378)	(14,156)
Less (loss) gain from changes in fair value of commercial loans held for sale	—	—	—	(3,009)	(7)	—	895
Less cash life insurance benefit	—	2,057	—	—	—	2,057	—
Less (loss) gain on sales or write- downs of other real estate owned and other assets	(299)	(398)	509	(460)	119	(188)	926
Banking segment core noninterest income	12,094	11,818	10,910	10,175	10,054	34,822	31,277
Banking segment total revenue	$75,965	$114,670	$93,668	$106,700	$95,328	$284,303	$325,071
Banking segment total core revenue (tax-equivalent basis)	$117,046	$113,650	$110,081	$110,822	$110,249	$340,777	$339,915
Banking segment efficiency ratio	83.3%	54.4%	64.4%	64.2%	72.1%	65.4%	63.7%
Banking segment core efficiency ratio (tax-equivalent basis)	54.1%	53.9%	54.4%	56.5%	58.0%	54.1%	59.2%

	Three Months Ended					Nine Months Ended
Mortgage segment core efficiency ratio (tax-equivalent)	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Sep 2024	Sep 2023
Mortgage segment noninterest expense	$12,927	$12,764	$12,076	$11,737	$14,285	$37,767	$37,752
Less severance costs	—	—	—	—	—	—	425
Less gain on lease terminations	—	—	—	—	—	—	(73)
Mortgage segment core noninterest expense	$12,927	$12,764	$12,076	$11,737	$14,285	$37,767	$37,400
Mortgage segment net interest income	1,682	1,422	1,028	1,277	1,567	4,132	—
Mortgage segment noninterest income	11,873	12,131	12,756	8,450	12,073	36,760	36,262
Less gain (loss) on sales or write- downs of other real estate owned	10	117	56	(32)	(4)	183	(461)
Mortgage segment core noninterest income	11,863	12,014	12,700	8,482	12,077	36,577	36,723
Mortgage segment total revenue	$13,555	$13,553	$13,784	$9,727	$13,640	$40,892	$36,262
Mortgage segment core total revenue	$13,545	$13,436	$13,728	$9,759	$13,644	$40,709	$36,723
Mortgage segment efficiency ratio	95.4%	94.2%	87.6%	120.7%	104.7%	92.4%	104.1%
Mortgage segment core efficiency ratio (tax-equivalent basis)	95.4%	95.0%	88.0%	120.3%	104.7%	92.8%	101.8%

FB Financial Corporation	20

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of
Tangible assets, common equity and related measures	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Sep 2023
Tangible assets
Total assets	$12,920,222	$12,535,169	$12,548,320	$12,604,403	$12,489,631
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	6,449	7,168	7,920	8,709	9,549
Tangible assets	$12,671,212	$12,285,440	$12,297,839	$12,353,133	$12,237,521
Tangible common equity
Total common shareholders’ equity	$1,562,329	$1,500,502	$1,479,526	$1,454,794	$1,372,901
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	6,449	7,168	7,920	8,709	9,549
Tangible common equity	$1,313,319	$1,250,773	$1,229,045	$1,203,524	$1,120,791
Common shares outstanding	46,658,019	46,642,958	46,897,378	46,848,934	46,839,159
Book value per common share	$33.48	$32.17	$31.55	$31.05	$29.31
Tangible book value per common share	$28.15	$26.82	$26.21	$25.69	$23.93
Total common shareholders’ equity to total assets	12.1%	12.0%	11.8%	11.5%	11.0%
Tangible common equity to tangible assets	10.4%	10.2%	9.99%	9.74%	9.16%
On-balance sheet liquidity:
Cash and cash equivalents	$951,750	$800,902	$870,730	$810,932	$848,318
Unpledged securities	510,538	612,756	514,724	542,427	494,582
Equity securities, at fair value	—	—	—	—	2,934
Total on-balance sheet liquidity	$1,462,288	$1,413,658	$1,385,454	$1,353,359	$1,345,834
On-balance sheet liquidity as a percentage of total assets	11.3%	11.3%	11.0%	10.7%	10.8%
On-balance sheet liquidity as a percentage of total tangible assets	11.5%	11.5%	11.3%	11.0%	11.0%

FB Financial Corporation	21

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Nine Months Ended
Adjusted return on average tangible common equity and related measures	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Sep 2024	Sep 2023
Average common shareholders’ equity	$1,523,597	$1,473,281	$1,460,736	$1,385,373	$1,393,253	$1,486,010	$1,371,278
Less average goodwill	242,561	242,561	242,561	242,561	242,561	242,561	242,561
Less average intangibles, net	6,795	7,525	8,299	9,138	10,011	7,536	10,922
Average tangible common equity	$1,274,241	$1,223,195	$1,209,876	$1,133,674	$1,140,681	$1,235,913	$1,117,795
Net income	$10,220	$39,979	$27,950	$29,369	$19,175	$78,149	$90,855
Return on average common equity	2.67%	10.9%	7.70%	8.41%	5.46%	7.02%	8.86%
Return on average tangible common equity	3.19%	13.1%	9.29%	10.3%	6.67%	8.45%	10.9%
Adjusted tangible net income	$40,663	$39,980	$40,473	$36,773	$33,806	$121,117	$106,965
Adjusted return on average tangible common equity	12.7%	13.1%	13.5%	12.9%	11.8%	13.1%	12.8%

	Three Months Ended					Nine Months Ended
Adjusted return on average assets, common equity and related measures	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Sep 2023	Sep 2024	Sep 2023
Net income	$10,220	$39,979	$27,950	$29,369	$19,175	$78,149	$90,855
Average assets	12,741,950	12,371,444	12,590,079	12,434,575	12,557,158	12,568,458	12,747,546
Average common equity	1,523,597	1,473,281	1,460,736	1,385,373	1,393,253	1,486,010	1,371,278
Return on average assets	0.32%	1.30%	0.89%	0.94%	0.61%	0.83%	0.95%
Return on average common equity	2.67%	10.9%	7.70%	8.41%	5.46%	7.02%	8.86%
Adjusted net income	$40,132	$39,424	$39,890	$36,152	$33,148	$119,446	$104,881
Adjusted return on average assets	1.25%	1.28%	1.27%	1.15%	1.05%	1.27%	1.10%
Adjusted return on average common equity	10.5%	10.8%	11.0%	10.4%	9.44%	10.7%	10.2%
Adjusted pre-tax pre-provision net income	$53,762	$52,369	$51,180	$45,390	$44,869	$157,311	$135,562
Adjusted pre-tax pre-provision return on average assets	1.68%	1.70%	1.63%	1.45%	1.42%	1.67%	1.42%

FB Financial Corporation	22